UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 30, 2014

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement.
On September 30, 2014, Invacare Corporation (the “Company”) entered into a First Amendment to Amended and Restated Credit Agreement (the “Amendment”), by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent, which amended the Amended and Restated Credit Agreement, dated as of January 31, 2014, by and among the Company and the other parties named therein (the “Credit Agreement”).
The Amendment, among other things, provides the Company with additional flexibility on its financial covenants through the duration of the Credit Agreement. Specifically, the Amendment amends the definition of consolidated EBITDA under the Credit Agreement so that, in calculating the Company’s maximum leverage ratio (consolidated funded indebtedness to consolidated EBITDA, each as defined in the Credit Agreement, as amended) and the Company’s minimum interest coverage ratio (consolidated EBITDA to consolidated interest charges, each as defined in the Credit Agreement, as amended), it provides an add-back to consolidated EBITDA for warranty expense accruals up to $10,000,000 and subtracts cash payments when actually paid in future periods.
The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 7.01     Regulation FD Disclosure.
On September 30, 2014, the Company issued a press release announcing the Amendment to the Credit Agreement, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
First Amendment to Amended and Restated Credit Agreement, dated as of September 30, 2014, by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent.

99.1	Press Release, dated September 30, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: September 30, 2014	By:	/s/ Robert K. Gudbranson
Robert K. Gudbranson
Title: Interim President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1
First Amendment to Amended and Restated Credit Agreement, dated as of September 30, 2014, by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent.

99.1	Press Release, dated September 30, 2014.